Exhibit 10.03

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT NO. 3 TO THE SUPPLY AGREEMENT

This Amendment No. 3 (the “Amendment No. 3”) to the Supply Agreement effective as of January 1, 2000 between Intuit Inc. (“Intuit”) and the John H. Harland Company (“Harland”), is made and entered into as of 29th of March, 2004 (“Amendment No. 3 Effective Date”). Capitalized terms not defined herein this Amendment No. 3 shall have the meaning ascribed to them in the Supply Agreement.

RECITALS

A. Intuit and Harland are parties to a Supply Agreement made and entered into as of January 1, 2000 (“Original Supply Agreement”).

B. Intuit and Harland entered into Amendment No. 1 to the Original Supply Agreement as of November 12, 2003 (“Amendment No. 1”) in order to add and/or modify certain standard, mutually agreed upon terms and conditions to the Original Supply Agreement such that the parties can enter into future Product-Specific Addendums without having to restate and/or negotiate such terms.

C. Intuit and Harland entered into Amendment No. 2 to the Supply Agreement as of December 15, 2003 (“Amendment No. 2”) in order to further revise certain pricing under the Original Supply Agreement. (The Original Supply Agreement, Amendment No. 1 and Amendment No. 2 are collectively referred to herein as the “Supply Agreement.”)

D. The parties are now entering into this Amendment No. 3 to the Supply Agreement in order to further revise certain pricing under the Supply Agreement and extend the term of the Supply Agreement.

     NOW THEREFORE, the parties hereby amend the Supply Agreement to add and/or modify the following terms and conditions as follows:

     1. Effective as of the dates set forth in this section, the new pricing for Checks and Forms and Deposits shall supersede and replace the pricing for Checks and Forms and Deposits listed on Exhibit B (Manufacturing Prices) of the Supply Agreement as follows:

(a)	The pricing for Checks and Forms and Deposits listed on the attached Exhibit B-1 (Manufacturing Prices: August 1, 2004 — July 31, 2005) shall apply to all such products listed on this exhibit ordered from August 1, 2004 through and including July 31, 2005.

(b)	The pricing for Checks and Forms and Deposits listed on the attached Exhibit B-2 (Manufacturing Prices: August 1, 2005 — through termination of the Supply Agreement) shall apply to all such products listed on this exhibit ordered from August 1, 2005 through termination of the Supply Agreement.

Page 1 of 4	Intuit Confidential

*   We have requested confidential treatment for certain portions of this document pursuant to an application for confidential treatment sent to the SEC. We omitted such portions from this filing and filed them separately with the SEC.

     2. In the event that during the period beginning * Intuit has * under the Supply Agreement (and any addenda), then Harland shall *. Such * and shall be * under the Supply Agreement (and any addenda) and this Amendment No. 3.

     3. The Checks and Forms and Deposits products under the Original Supply Agreement shall * of the Original Supply Agreement. (For purposes of clarification, this Section 3 of Amendment No. 3 shall have no effect on any other products under the Supply Agreement or any addenda.)

     4. Section 2 (TERM) of the Original Supply Agreement shall be superceded and replaced with the following text:

TERM. The “Term” of this Agreement means the time period beginning on the Effective Date and ending on the earlier of (i) August 31, 2006, or (ii) the date this Agreement is terminated in accordance with the provisions of Section 45 hereof, provided however, that if this Agreement is renewed in accordance with the provisions of Section 43 (OPTION TO RENEW), then the “Term” shall include any term for which this Agreement is renewed pursuant to Section 43 hereof.

     5. Except as specified in this Amendment No. 3, the terms and conditions of the Supply Agreement and all addenda thereto shall remain in full force and effect. In the event of conflict between the terms and conditions of the Supply Agreement and this Amendment No. 3, the terms of this Amendment No. 3 shall control with respect to the subject matter hereof.

IN WITNESS WHEREOF, Intuit and Harland have executed and entered into this Amendment No. 3 by their duly authorized representatives.

JOHN H. HARLAND COMPANY	INTUIT INC.

By: /s/ JOHN HEALD	By:	/s/ SCOTT BETH

Printed Name:	Printed Name: Scott Beth

Title:	Title: VP, Procurement

Date:	Date: 4-20-04

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*   We have requested confidential treatment for certain portions of this document pursuant to an application for confidential treatment sent to the SEC. We omitted such portions from this filing and filed them separately with the SEC.

Exhibit B-1
(Manufacturing Prices:
August 1, 2004 — July 31, 2005)

Checks
	Standard	Standard	Standard	Voucher	Voucher	Voucher	Wallet
	1-part	2-part	3-part	1-part	2-part	3-part	1-part
Laser
250	*	*	*	*	*	*	*
500	*	*	*	*	*	*	*
1000	*	*	*	*	*	*	*
2000	*	*	*	*	*	*	*
3000	*	*	*	*	*	*	*
4000	*	*	*	*	*	*	*
5000	*	*	*	*	*	*	*
Add’l 1000	*	*	*	*	*	*	*
Continuous
250	*	*	*	*	*	*	*
500	*	*	*	*	*	*	*
1000	*	*	*	*	*	*	*
2000	*	*	*	*	*	*	*
3000	*	*	*	*	*	*	*
4000	*	*	*	*	*	*	*
5000	*	*	*	*	*	*	*
Add’l 1000	*	*	*	*	*	*	*

Forms and Deposits
	Form	Form	Form	Form	Deposit	Deposit	Deposit
	1-part	2-part	3-part	4-part	1-part	2-part	3-part
Laser
250	*	*	*	*	*	*	*
500	*	*	*	*	*	*	*
1000	*	*	*	*	*	*	*
2000	*	*	*	*	*	*	*
3000	*	*	*	*	*	*	*
4000	*	*	*	*	*	*	*
5000	*	*	*	*	*	*	*
Add’l 1000	*	*	*	*	*	*	*
		Continuous				Book
250	*	*	*	*	*	*	*
500	*	*	*	*	*	*	*
1000	*	*	*	*	*	*	*
2000	*	*	*	*	*	*	*
3000	*	*	*	*	*	*	*
4000	*	*	*	*	*	*	*
5000	*	*	*	*	*	*	*
Add’l 1000	*	*	*	*	*	*	*

Page 3 of 4	Intuit Confidential

*   We have requested confidential treatment for certain portions of this document pursuant to an application for confidential treatment sent to the SEC. We omitted such portions from this filing and filed them separately with the SEC.

Exhibit B-2
(Manufacturing Prices:
August 1, 2005 — through termination of the Supply Agreement)

Checks
	Standard	Standard	Standard	Voucher	Voucher	Voucher	Wallet
	1-part	2-part	3-part	1-part	2-part	3-part	1-part
Laser
250	*	*	*	*	*	*	*
500	*	*	*	*	*	*	*
1000	*	*	*	*	*	*	*
2000	*	*	*	*	*	*	*
3000	*	*	*	*	*	*	*
4000	*	*	*	*	*	*	*
5000	*	*	*	*	*	*	*
Add’l 1000	*	*	*	*	*	*	*
		Continuous				Book
250	*	*	*	*	*	*	*
500	*	*	*	*	*	*	*
1000	*	*	*	*	*	*	*
2000	*	*	*	*	*	*	*
3000	*	*	*	*	*	*	*
4000	*	*	*	*	*	*	*
5000	*	*	*	*	*	*	*
Add’l 1000	*	*	*	*	*	*	*

Forms and Deposits
	Form	Form	Form	Form	Deposit	Deposit	Deposit
	1-part	2-part	3-part	4-part	1-part	2-part	3-part
Laser
250	*	*	*	*	*	*	*
500	*	*	*	*	*	*	*
1000	*	*	*	*	*	*	*
2000	*	*	*	*	*	*	*
3000	*	*	*	*	*	*	*
4000	*	*	*	*	*	*	*
5000	*	*	*	*	*	*	*
Add’l 1000	*	*	*	*	*	*	*
		Continuous				Book
250	*	*	*	*	*	*	*
500	*	*	*	*	*	*	*
1000	*	*	*	*	*	*	*
2000	*	*	*	*	*	*	*
3000	*	*	*	*	*	*	*

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*   We have requested confidential treatment for certain portions of this document pursuant to an application for confidential treatment sent to the SEC. We omitted such portions from this filing and filed them separately with the SEC.

Forms and Deposits
	Form	Form	Form	Form	Deposit	Deposit	Deposit
	1-part	2-part	3-part	4-part	1-part	2-part	3-part
4000	*	*	*	*	*	*	*
5000	*	*	*	*	*	*	*
Add’l 1000	*	*	*	*	*	*	*

Page 5 of 4	Intuit Confidential

*   We have requested confidential treatment for certain portions of this document pursuant to an application for confidential treatment sent to the SEC. We omitted such portions from this filing and filed them separately with the SEC.